Exhibit 10.8


                                    TERM NOTE

$1,300,000                                           Brookings, South Dakota
                                                            February 2, 2000


         FOR VALUE RECEIVED, Daktronics, Inc., a South Dakota corporation ("Borrower"), hereby promises to pay to the order of U.S. Bank National Association, a national banking association, 141 North Main Avenue, Post Office Box 5308, Sioux Falls, South Dakota 57117 ("Lender", which term shall include any future holder hereof), at or at such other place as Lender may from time to time designate in writing, in lawful money of the United States of America, the principal sum of One Million, Three-Hundred Thousand and No/100 Dollars ($1,300,000.00) or so much thereof as may be advanced hereunder and to pay interest on the outstanding principal balance hereof from time to time at the rate of nine and 1/4 percent (9.25%) per annum. Interest shall be computed on the basis of actual days elapsed and year of 360 days. Equal installments of principal and interest shall be paid in the sum of Two-Hundred, Sixty Thousand and No/100 Dollars ($260,000.00) commencing on the fifteenth day of February, 2001 and continuing on the fifteenth day of each year thereafter through February 15, 2007 (the "Term Maturity Date") at which time all accrued interest and remaining principal will be due.

         Borrower acknowledges and agrees as follows: (I) Borrower has no right to prepay the Note, except upon payment of the prepayment indemnity provided for herein; (ii) Lender will be harmed by reason of any prepayment of the Note at a time when interest rates have declined below the levels prevailing at the time funds were advanced under the Note or, if earlier, the date Lender locked in the interest rate on the Note because, any reinvestment of the prepaid funds at the lower return to Lender; (iii) there is no readily available index of rates payable on loans such as that from Lender to Borrower, nor any assurance that Lender could replace the loan with a similar loan; and (iv) changes in the yields on U.S. government securities provide a reasonable approximation for changes in interest rates generally.

         Now, therefore, to induce Lender to agree to accept voluntary prepayments, Borrower agrees to pay Lender a prepayment indemnity as described in the Note upon any prepayment, whether voluntary, mandatory or upon acceleration of the Note, and agrees to all of the other terms of prepayment herein.

         As used herein, all capitalized terms not otherwise defined herein have the meanings assigned to them in the Note, and the following terms have the meanings assigned to them:

         "Average Initial Maturity Period" means the weighted average time to scheduled maturity of the Note. Average Initial Maturity Period shall be computed by multiplying the dollar amount of each installment of principal of the Note by the number of days from the Note Date until the scheduled maturity of that installment, adding together the resulting products and dividing the resulting sum by the total dollar amount of principal of the Note.

         "Average Remaining Maturity Period" means the weighted average time to scheduled maturity of the amount prepaid. Average Remaining Maturity Period shall be computed by multiplying the dollar amount of each installment of principal prepaid by the number of days from the prepayment date until the scheduled maturity of that installment, adding together the resulting products and dividing the resulting sum by the total dollar amount of principal being prepaid.


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

         "Government Yield" means the annual yield (converted as necessary to the equivalent semi-annual compound rate) on a U.S. Treasury security having a maturity date closest to the date computed by adding (I) for the Government Yield as of the Note Date, the Average Initial Maturity period to the Note Date or (ii) for the Government Yield as of the prepayment date, the Average Remaining Maturity Period to the date of prepayment, as published in The Wall Street Journal (or, if not so published, as determined by Lender based on quotations by secondary market dealers selected by Lender). "U.S. Treasury securities" means actively traded U.S. Treasury bonds, bills and notes. If more than one issue of U.S. Treasury securities is scheduled to mature at or about the time of such computed date, then to the extent of possible the U.S. Treasury security trading closest to its par value will be chosen as the basis of the Government Yield.

         "Interest Differential" means the Government Yield as of the Note Date minus the Government Yield as of the prepayment date.

         "Note Date" means the date that the Note is funded or such other date that Lender locks in the interest rate in effect on the Note as of the date prepayment.

         Any voluntary prepayment under the Note shall be either in the full amount of the outstanding loans under the Note or, if a partial prepayment, in the amount of [$100,000] or an integral multiple thereof, and partial prepayments shall be applied to installments due under the Note in inverse order of their maturities. If, at the time of any prepayment (whether voluntary, mandatory or upon acceleration of the Note), the Interest Differential shall exceed zero, such prepayment shall be accompanied by payment of a prepayment indemnity. The amount of the prepayment indemnity shall equal the present value (determined by Lender using the Government Yield as of the date of prepayment as the discount factor) on the prepayment date of a stream of equal monthly payments in number equal to the number of whole months (using a thirty-day month) in the Average Remaining Maturity Period. The amount of each such monthly payment shall equal the quotient obtained by dividing (a) the product of the amount prepaid, times the Interest Differential, times a fraction, the numerator of which is the number of days in the Average Remaining Maturity Period and the denominator of which is 360, by (b) the number of whole months (using a thirty-day month) in the Average Remaining Maturity Period.

         Failure to exercise any option provided herein shall not constitute a waiver of the right to exercise the same in the event of any subsequent default. Borrower agrees that if, and as often as, this Note is given to an attorney for collection or to defend or enforce any of Lender's rights hereunder, Borrower will pay to the Lender Lender's reasonable attorney's fees together with all court costs and other expenses paid by Lender.

         Borrower waives presentment, protest and demand, notice of protest, demand and of dishonor and nonpayment of this Note and any lack of diligence or delays in collection or enforcement of this Note. Borrower agrees that this Note, or any payment hereunder, may be extended from time to time, and Borrower consents to the release of any party liable for the obligation evidenced by this Note, the release of any security for this Note, the acceptance of any other security therefore, or any other indulgence for forbearance whatsoever, all without notice to any party and without affecting the liability of Borrower.

         THE NOTE SHALL BE CONSTRUED UNDER AND GOVERNED BY THE LAWS OF THE STATE OF SOUTH DAKOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS OR PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS OF THE UNITED STATES APPLICABLE TO NATIONAL BANKS. WHENEVER POSSIBLE, EACH PROVISION OF THIS


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

NOTE AND ANY OTHER STATEMENT, INSTRUMENT OR TRANSACTION CONTEMPLATED HEREBY OR RELATING HERETO, SHALL BE INTERPRETED IN SUCH MANNER AS TO BE EFFECTIVE AND VALID UNDER SUCH APPLICABLE LAW, BUT, IF ANY PROVISION OF THIS NOTE OR ANY OTHER STATEMENT, INSTRUMENT OR TRANSACTION CONTEMPLATED HEREBY OR RELATING HERETO SHALL BE HELD TO BE PROHIBITED OR INVALID UNDER SUCH APPLICABLE LAW, SUCH PROVISION SHALL BE INEFFECTIVE ONLY TO THE EXTENT OF SUCH PROHIBITION OR INVALIDITY, WITHOUT INVALIDATING THE REMAINDER OF SUCH PROVISION OR THE REMAINING PROVISIONS OF THIS NOTE OR ANY OTHER STATEMENT, INSTRUMENT OR TRANSACTION CONTEMPLATED HEREBY OR RELATING HERETO.


         AT THE OPTION OF LENDER, THIS NOTE MAY BE ENFORCED IN ANY FEDERAL COURT OR SOUTH DAKOTA CIRCUIT COURT SITTING IN SIOUX FALLS OR BROOKINGS, SOUTH DAKOTA; AND BORROWER CONSENTS TO THE JURISDITION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT BORROWER COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS NOTE, LENDER AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE-DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

         Borrower and Lender each irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or relating to this Note or any of the Loan Documents (as defined in the Loan Agreement) or the transactions contemplated hereby or thereby.

                                                     DAKTRONICS, INC.

                                              By___________________________
                                              Its President


                           AMENDMENT TO LOAN AGREEMENT

U.S. Bank National Association ("Bank") and Daktronics, Inc., a South Dakota corporation ("Borrower"), agrees to the following modifications of the terms and conditions for the extension of credit to the Borrower by the Bank:


                                        I
         1. The addition of a Term Note dated February 4, 1999 in the amount of Five Million and No/100 Dollars ($5,000,000.00) with interest at the rate of seven and 09/100 percent (7.09%) per annum. Accrued interest shall be paid on the first day of March, 1999, with monthly installments of principal and interest in the sum of Ninety nine Thousand, Two Hundred, Nineteen and No/100 Dollars ($99,219.00) commencing on the first day of each month thereafter through April 1, 2004 (the "Term Maturity Date");


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

         2. The addition of a Term Note dated February 2, 2000 in the amount of One Million, Three Hundred Thousand and No/100 Dollars ($1,300,000.00) with interest at the rate of nine and 1/4 percent (9.25%) per annum. Annual installments of principal and interest in the sum of Two Hundred, Sixty Thousand and No/100 Dollars ($260,000.00) commencing on the fifteenth day of February, 2001 and continuing each year thereafter through February 15, 2007 (the "Term Maturity Date") at which time all accrued interest and remaining principal will be due;

                                       II
All other terms and conditions of the Loan Agreement and Amendments shall remain in full force and effect.


Signatures below acknowledge agreement to the terms and conditions outlined herein and on all corresponding documentation.


Dated:  February 2, 2000


U.S. Bank National Association                       Daktronics, Inc.


By:________________________                          By:________________________


Its:________________________                         Its:_______________________


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